UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 26, 2007


                               Nara Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                  000-50245                 95-4170121
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(State or other jurisdiction      (Commission              (IRS Employer
       of incorporation)          File Number)          Identification No.)


         3731 Wilshire Boulevard, Suite 1000, Los Angeles, CA          90010
               (Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code (213) 639-1700

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))




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Item 8.01  Other Events.

         On February 26, 2007, Nara Bancorp, Inc. issued a press release announcing the receipt of relief on certain restrictions imposed by regulatory agencies. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K.

         The foregoing information and the attached exhibit are intended to be furnished only and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.    Description
-----------    -----------

Exhibit 99.1   Press release issued by Nara Bancorp, Inc.
               dated February 26, 2007.


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SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Nara Bancorp, Inc.



Date:  February 27, 2007                By:      /s/ Alvin D. Kang
                                        -------------------------------
                                        Name:        Alvin D. Kang
                                        Title:       Chief Financial Officer